EXHIBIT 99.1

CompuMedLINE

Issue: 2	May 2008

Greetings!

In this second edition of the CompuMedLINE newsletter we focus on CompuMed's telecardiology business unit.

We recently expanded our service platforms to add capabilities and improve quality-of-service. These enhancements should enable us to expand our telecardiology business from traditional correctional markets to many other exciting growth markets in healthcare. CompuMed has always been strong in serving the correctional facility market, and our dominance continues to grow as evidenced by our most recent addition of facilities throughout West Virginia. We are now beginning to offer our services to a wider range of facilities including rural health clinics, surgery centers, mental health facilities and clinical research institutions. We are also working behind the scenes to build business with the federal government, including the U.S. military.

Successful execution of this strategy is highly dependent on the quality of CompuMed's infrastructure and the people who comprise our world-class telecardiology operation. CompuMed already operates one of the largest telecardiology networks in the nation, so our expansion requires us to carefully balance people, infrastructure and processes. This is why we dedicate part of this newsletter to introduce you to the people who make our telecardiology system function. We also interview our leadcardiologist, Dr. Frisch, to explain the fundamental value proposition and importance of our ECG monitoring and over-read service.

As always, we welcome your comments and suggestions.

Maurizio Vecchione
President & Interim CEO

The Hub of CompuMed's Telecardiology Network: Our New State-of-the-Art Network Operations Lab

CompuMed recently upgraded its network operations lab to meet the demands of new markets and the growth of our correctional markets. Based in our Los Angeles headquarters, the new lab is larger and built from the ground up to streamline workflow and increase capacity for CompuMed's telecardiology business unit. These improvements should result in increased efficiency, reduced operating costs and improved quality.

New hardware, including four new servers, is expected to improve our network speed and reliability. Such upgrades should make it easier for our clients to use remote EMR (electronic medical record) storage and recovery. This in turn is expected to help us improve our over-reading capabilities by allowing us to offer digital archiving and patient history referencing. We expect that this will provide us with the capability to offer, in the future, new services centered around serial comparisons of historical records to improve clinical accuracy of diagnoses at premium billing.

Meet CompuMed's Sr. Telecardiology Team

David A. Antosh Manager of Operations and Laboratories

Mr. Antosh is responsible for all network and laboratory operations for CompuMed's telecardiology effort. He is charged with driving operations and is focused on optimizing service, efficiency and market readiness. He joined CompuMed after a decade of active honorable service with the Department of Defense, where he was involved in electronic systems management and integration, healthcare administration, IT management, technical advisory, operational senior leadership and military committee assignments. His prior experience includes working with NASA mission systems and several philanthropic healthcare organizations in Los Angeles and San Diego counties. Mr. Antosh brings to CompuMed a strong background in engineering and health applications.

David M. Frisch, M.D., F.A.C.C. Lead Cardiologist

Dr. Frisch is a leading California cardiologist and recognized expert of over-reading and interpretation of ECGs. He currently serves as a professor of clinical medicine at UCLA, and maintains certifications with the National Board of Medical Examiners (Diplomat), American Board of Internal Medicine and the American Board of Cardiovascular Disease. A Fellow of the American College of Cardiology, he has held many directorships and advisory positions with organizations including the Heart Attack and Stroke Prevention Center of LA, Pico Medical Clinic, Century City Hospital, Berkeley Heart Lab and the Beverly Hills Medical Center Critical Care and Coronary Care Units. He is also a founding board member and director of Cedars-Sinai Physicians Association.

Barry S. Neidorf- M.D., F.A.C.C. Cardiologist

An Assistant Professor of Clinical Medicine at the UCLA Medical School, Dr. Neidorf is recognized in the fields of consultative interventional cardiology and internal medicine. He is board certified by the National Board of Medical Examiners, American Board of Internal Medicine and the American Board of Cardiovascular Disease. His many high profile positions include serving as director of the coronary care unit at Harvard Medical School, where he also completed a clinical fellowship in medicine. Dr. Neidorf is a member of the staff at Brotman Medical Center and director of the hospital's cardiac catheterization lab. In addition, he serves as coordinator of coronary care at Cedar-Sinai Medical Center and as an associate of the National Institute of Health focused on research in shock and related cardiovascular disease.

Understanding the Value of Our Telecardiology Offering: A Perspective from Dr. Frisch, CompuMed's lead cardiologist

Remote ECG (electrocardiogram) screening is one of CompuMed's core business services. Performed by a cardiologist using our industry-leading CardioGram system, remote screening can improve patient care and reduce costs for facilities that do not have in-house specialists qualified to interpret ECG results. One of the most important capabilities of the CardioGram system is its ability to automatically provide an over-read, or follow-up review by a cardiologist.

CompuMedLINE: Why is an ECG over-read important?

Dr. Frisch: An over-read helps resolve the problem of over interpreted or under-interpreted tracings. In other words, it helps ensure that ECG results are interpreted accurately. This in turn can save the patient's life.

CompuMedLINE: How accurate are machine interpretations?

Do they vary by program?Dr. Frisch: In my experience, the error rate for machine interpretations in terms of false abnormals or normals is about 25%, and different over-read automated software programs each have their own weaknesses.

CompuMedLINE: Why is it important to have a cardiologist perform an over-read?

Can't a nurse or other kind of doctor do the reads? Dr. Frisch: If an over-read is required it must be performed by a qualified physician. There are serious medical and legal implications and liabilities if an over-read result is inaccurate.  Physician extenders(e.g., PAs or NPs) are simply not qualified for this job, and most internists or GPs don't read ECGs as well as a computer program, which also does not provide reliable over-read results. It's very difficult to teach a non-cardiologist to read ECGs properly on par with a cardiologist.

CompuMedLINE: What makes CompuMed cardiologists unique? Dr. Frisch: CompuMed's cardiologists are on the faculty of leading medical schools such as UCLA Medical School, and have taught ECG reading courses for decades. Their credentials and experience lend very valuable credibility to CompuMed's service. If a legal dispute arises, CompuMed cardiologists have the credibility and gravitas to defend our client's legal position.

About CompuMed

CompuMed, Inc. (CMPD.OB) develops and markets products and services that combine advanced imaging with medical informatics. Its focus is on analysis and remote monitoring for patients with cardiovascular and musculoskeletal diseases. The Company has specialized expertise and intellectual property in telemonitoring imaging and analysis designed to improve healthcare provider workflow and patient care while reducing costs.

CompuMed's core products, the OsteoGram and CardioGram, are cleared by the FDA and reimbursable by Medicare. The OsteoGram is anon-invasive diagnostic system that has been proven by many clinical studies to provide effective and accurate bone density measurement for screening osteoporosis and assessing hip fracture risk. The OsteoGramhas significant cost advantages over other technologies in the marketplace. The CardioGram system is one of the first telecommunication networks designed to remotely interpret electrocardiograms and is used by private practice, as well as government and corporate healthcare providers nationwide. The CardioGram delivers online electrocardiogram interpretations within minutes of receipt and has the additional capability of automatically providing an over-read (i.e., follow-up review) by a cardiologist.

CompuMed is headquartered in Los Angeles and distributes its products worldwide both directly and through OEM partners.

Looking Forward Statement

Statements contained in this newsletter, such as statements about  revenue, operations, revenue and earnings growth and other financial results are forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements including statements concerning the Company's plans, objectives, expectations and intentions are based largely on management's expectations and are subject to and qualified by risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  These statements are subject to uncertainties and risks including, without limitation, product and service demand and acceptance, changes in technology, ability to raise capital, the availability of appropriate acquisition candidates and/or business partnerships, economic conditions, the impact of competition and pricing, capacity and supply constraints or difficulties, government regulation and other risks identified in the Company's filings with the Securities and Exchange Commission. All such forward-looking statements are expressly qualified by these cautionary statements. The Company  expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect events, conditions or circumstances on which any such statement is based after the date hereof, except as required by law.